SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – December 20, 2002

ANWORTH MORTGAGE
ASSET CORPORATION
(Exact name of Registrant as specified in its Charter)

Maryland	001-13709	52-2059785
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.

1299 Ocean Avenue, Suite 250, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 255-4493

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Item 7.    Exhibits.

(a)    Not Applicable.

(b)    Not Applicable.

(c)    Exhibits.

    Exhibit 99.1

    Press Release dated December 20, 2002 of the Registrant.

Item 9.    Regulation FD Disclosure.

On December 20, 2002, Anworth Mortgage Asset Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

Date: December 20, 2002	By:	/s/ Joseph Lloyd McAdams
	Name:	Joseph Lloyd McAdams
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated December 20, 2002 of the Registrant.